UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21284

AllianzGI Convertible & Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 29, 2016

Date of reporting period: August 31, 2015

Item 1. Report to Shareholders

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Semi-Annual Report

August 31, 2015

2 – 3	Letter from the President
4 – 5	Fund Insights
6 – 8	Performance & Statistics
9 – 24	Schedules of Investments
25	Statements of Assets and Liabilities
26	Statements of Operations
27 – 28	Statements of Changes in Net Assets
29	Statements of Cash Flows
30 – 39	Notes to Financial Statements
40 – 43	Financial Highlights
44	Annual Shareholder Meeting Results
45	Changes to the Board of Trustees/Proxy Voting Policies & Procedures
46 – 50	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
51 – 52	Privacy Policy

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder:

The US economy expanded at an uneven pace during the six-month reporting period ended August 31, 2015, during which both stocks and bonds posted negative returns.

Six Months in Review through August 31, 2015

■	AllianzGI Convertible & Income Fund returned -7.76% on net asset value (“NAV”) and -15.38% on market price.

■	AllianzGI Convertible & Income Fund II returned -7.98% on NAV and -17.65% on market price.

In comparison, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, declined 5.32% and the BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, fell 2.93% during the six-month reporting period. Convertible securities, which share characteristics of both stocks and bonds, also generated negative results. The BofA Merrill Lynch All Convertibles All Qualities Index, an unmanaged index generally representative of the convertible securities market, returned -3.72% for the period.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised annual pace of 2.1% during the fourth quarter of 2014. The US economy moderated during the first quarter of 2015, as the US Commerce Department reported that GDP grew at an annual pace of 0.6%. US economic activity improved in the second quarter of 2015, as the Commerce Department’s final estimate (released after the reporting period had ended) showed that GDP grew at an annual pace of 3.9%.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the six month reporting period. At its June 2015 meeting, the Fed said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting in July 2015, the Fed provided some clues that it remains on target to institute its first rate hike by the end of 2015. In particular, the central bank cited “solid job gains” and noted that “underutilization of labor resources has diminished since early this year.” However, on September 17, 2015, after the reporting period ended, the Fed kept rates on hold between 0% and 0.25%.

2	Semi-Annual Report	| August 31, 2015

Outlook

We believe macroeconomic data remain consistent with a moderate pace of growth in the second half of 2015. From an inflation standpoint, if the current trend holds, we think that easier year-over-year comparables may cause a marked uptick in inflation in the industrialized world by early 2016, a development that may be under-appreciated by some investors.

Receive this report electronically and eliminate paper mailings.

To enroll, visit;

us.allianzgi.com/edelivery.

Despite the changing economic environment, we believe bond markets still do not appear to be priced for the start of Fed tightening. This, combined with poor bond-market liquidity, could result in more volatility as we get closer to interest rate “lift-off.” While this may also affect equities, compared to bonds, we believe that stocks should see support from improving economic growth.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

On behalf of Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors U.S. LLC, the Funds’ sub-adviser, thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters
President & Chief Executive Officer

August 31, 2015 |	Semi-Annual Report	3

Fund Insights

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

For the period of March 1, 2015, through August 31, 2015, as provided by Doug Forsyth, Portfolio Manager.

For the fiscal six-month period ended August 31, 2015, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) returned -7.76% and -7.98% on net asset value (“NAV”) and -15.38% and -17.65% on market price, respectively.

Market Environment

Several factors influenced the convertible and high-yield markets during the period — most notably August’s global equity selloff, commodity price volatility, global economic data, corporate earnings, the movement in the US Treasury market and the Fed’s outlook.

Volatility surged and risk assets fell sharply in August. Investors pointed to a number of macro-related catalysts for the selloff including the Chinese stock market rout, the Chinese currency devaluation and the potential for weakening global economic growth.

Another influential factor was the sharp decline in crude oil and metal prices in the latter half of the reporting period as angst around slowing economic activity in China increased. Steep price declines weighed on producers, pressuring commodity-linked sectors.

On the economic front, improving indicators signaled continued US expansion and relative strength. The positive trends in data supported the favorable backdrop for convertible and high-yield securities.

Another factor that influenced the markets was corporate earnings. As anticipated, adverse weather conditions, a West Coast port shutdown and a strong dollar dampened profits. However, earnings growth was impressive during the period.

Despite declines in July and August, the 10-year Treasury rate closed the reporting period higher than it started. Treasury-rate volatility had a negative impact on bond-like or busted convertible securities, and it negatively affected sentiment on yield-producing investments such as utilities and REITS. The impact on the high-yield market was mixed.

Global central banks have continued to be accommodative. Although there has been investor uncertainty around the timing of the first rate hike and the path of US monetary policy thereafter, the Fed’s message has remained consistent: Changes in policy will be data-dependent and international developments will be assessed.

Against this backdrop, investment-grade convertible issuers outperformed non-investment-grade convertible issuers, and total-return convertibles outperformed yield or busted categories. Thus far, 2015 new issuance has been robust and on pace to exceed 2014’s elevated levels.

Portfolio Specifics

The Funds each provided monthly income over the trailing six-month period.

In the convertibles sleeve, sectors that helped the Funds’ relative performance in the period included consumer staples, consumer discretionary and utilities. An overweight in both

4	Semi-Annual Report	| August 31, 2015

the consumer discretionary and consumer staples sectors was beneficial. Issue selection was positive in utilities. In contrast, sectors that hurt the Funds’ relative performance in the period included healthcare, industrials and technology. An underweight in the healthcare sector detracted and the latter two sectors were negatively impacted by issue selection.

In the high-yield sleeve, industries that helped relative Fund performance in the period included gaming, super retail and technology. All three of these exhibited positive issue selection. Conversely, industries that hurt relative performance in the period included energy, diversified financial services and theater & entertainment. Issue selection was the primary detractor in these industries.

August 31, 2015	| Semi-Annual Report	5

Performance & Statistics

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	-15.38%	-7.76%
1 Year	-18.52%	-10.77%
5 Year	7.70%	9.79%
10 Year	5.11%	5.80%
Commencement of Operations (3/31/03) to 8/31/15	7.03%	7.72%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 8/31/15

Market Price/NAV:
Market Price	$7.22
NAV	$7.28
Discount to NAV	-0.82%
Market Price Yield(2)	10.80%
Leverage(3)	35.80%

Moody’s Ratings*

(as a % of total investments)

6	Semi-Annual Report	| August 31, 2015

Performance & Statistics

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	-17.65%	-7.98%
1 Year	-21.64%	-11.00%
5 Year	7.32%	9.73%
10 Year	4.72%	5.07%
Commencement of Operations (7/31/03) to 8/31/15	5.90%	6.45%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 8/31/15

Market Price/NAV:
Market Price	$6.59
NAV	$6.48
Premium to NAV	1.70%
Market Price Yield(2)	7.87%
Leverage(3)	36.26%

Moody’s Ratings*

(as a % of total investments)

August 31, 2015	| Semi-Annual Report	7

Performance & Statistics

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”). Presentation of credit ratings information in this report use ratings provided by Moody’s for this purpose, among other reasons, because of the access to background information and other materials provided by Moody’s, as well as the Funds’ consideration of industry practice. Bonds not rated by Moody’s or bonds that do not have a rating available from Moody’s are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current (declared September 1, 2015) monthly dividend per common share (comprised of net investment income) by the market price per common share at August 31, 2015.

(3) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

8	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 40.1%
	Advertising – 0.4%
$5,650	Affinion Group, Inc., 7.875%, 12/15/18	$3,930,281
	Aerospace & Defense – 1.7%
7,135	Erickson, Inc., 8.25%, 5/1/20	5,114,903
7,185	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	6,520,387
5,395	TransDigm, Inc., 6.50%, 5/15/25 (a)(b)	5,327,563
		16,962,853
	Air Freight & Logistics – 1.0%
	XPO Logistics, Inc., (a)(b)
2,830	6.50%, 6/15/22	2,794,625
6,820	7.875%, 9/1/19	7,254,775
		10,049,400
	Auto Components – 0.6%
5,280	Goodyear Tire & Rubber Co., 8.25%, 8/15/20	5,524,200
	Auto Manufacturers – 0.8%
7,410	Chrysler Group LLC, 8.25%, 6/15/21	7,967,232
	Chemicals – 0.7%
7,500	Chemours Co., 6.625%, 5/15/23 (a)(b)	6,543,750
	Commercial Services – 2.2%
11,500	Cenveo Corp., 11.50%, 5/15/17	10,853,125
5,705	DynCorp International, Inc., 10.375%, 7/1/17	4,193,175
7,375	Monitronics International, Inc., 9.125%, 4/1/20	6,932,500
		21,978,800
	Construction Materials – 0.8%
7,310	US Concrete, Inc., 8.50%, 12/1/18	7,675,500
	Consumer Finance – 0.9%
3,210	Navient Corp., 8.45%, 6/15/18	3,426,675
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	5,551,875
		8,978,550
	Distribution/Wholesale – 0.9%
8,170	HD Supply, Inc., 11.00%, 4/15/20	9,129,975
	Diversified Consumer Services – 0.7%
6,815	Cambium Learning Group, Inc., 9.75%, 2/15/17	6,883,150
	Diversified Financial Services – 1.4%
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	3,731,450
7,130	12.75%, 5/1/20 (a)(b)	2,459,850
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,500	7.875%, 10/1/20	2,371,875
5,300	9.625%, 5/1/19	5,545,125
		14,108,300
	Electrical Components & Equipment – 1.2%
13,585	WireCo WorldGroup, Inc., 9.50%, 5/15/17	11,615,175
	Electronic Equipment, Instruments & Components – 0.7%
7,725	Kemet Corp., 10.50%, 5/1/18	7,338,750

August 31, 2015	| Semi-Annual Report	9

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Food & Staples Retailing – 0.5%
$ 5,000	US Foods, Inc., 8.50%, 6/30/19	$ 5,225,000
	Health Care Providers & Services – 1.8%
7,955	Kindred Healthcare, Inc., 8.75%, 1/15/23 (a)(b)	8,939,431
	Tenet Healthcare Corp.,
3,500	5.00%, 3/1/19	3,506,965
4,530	8.125%, 4/1/22	5,028,300
		17,474,696
	Healthcare-Products – 0.9%
8,885	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	9,395,888
	Hotels, Restaurants & Leisure – 1.0%
8,405	MGM Resorts International, 11.375%, 3/1/18	9,896,888
	Household Durables – 1.2%
	Beazer Homes USA, Inc.,
2,945	7.25%, 2/1/23	2,834,562
5,045	9.125%, 5/15/19	5,171,125
3,950	Jarden Corp., 7.50%, 5/1/17	4,266,000
		12,271,687
	Household Products/Wares – 0.8%
7,610	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	8,009,525
	Independent Power & Renewable Electricity Producers – 0.3%
3,055	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)	2,917,525
	Internet – 0.4%
8,395	Affinion Investments LLC, 13.50%, 8/15/18	3,861,516
	Internet Software & Services – 1.1%
	EarthLink, Inc.,
2,800	7.375%, 6/1/20	2,940,000
7,488	8.875%, 5/15/19	7,806,240
		10,746,240
	Iron/Steel – 0.5%
7,305	AK Steel Corp., 8.375%, 4/1/22	4,638,675
	Lodging – 0.4%
12,385	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18 (c)	3,901,275
	Machinery – 1.1%
5,250	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	4,987,500
6,755	Navistar International Corp., 8.25%, 11/1/21	5,927,513
		10,915,013
	Media – 2.8%
5,000	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%, 1/15/19	5,168,750
8,355	McClatchy Co., 9.00%, 12/15/22	7,592,606
8,220	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	9,083,100
3,745	Mood Media Corp., 9.25%, 10/15/20 (a)(b)	2,864,925
4,671	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)	2,896,020
		27,605,401
	Metals & Mining – 1.8%
6,590	ArcelorMittal, 10.60%, 6/1/19	7,702,062
3,680	HudBay Minerals, Inc., 9.50%, 10/1/20	3,356,900

10	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Metals & Mining (continued)
	Thompson Creek Metals Co., Inc.,
$ 8,295	7.375%, 6/1/18	$ 5,018,475
2,830	12.50%, 5/1/19	1,736,064
		17,813,501
	Miscellaneous Manufacturing – 0.6%
7,350	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	6,146,438
	Oil & Gas – 1.5%
	BreitBurn Energy Partners LP / BreitBurn Finance Corp.,
5,055	7.875%, 4/15/22	2,249,475
3,680	8.625%, 10/15/20	1,992,094
1,135	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	1,078,250
9,050	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	2,669,750
6,038	United Refining Co., 10.50%, 2/28/18	6,309,710
1,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.875%, 4/1/20	705,000
		15,004,279
	Oil, Gas & Consumable Fuels – 1.2%
2,840	Arch Coal, Inc., 9.875%, 6/15/19	397,600
5,050	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	4,916,175
5,615	Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	2,358,300
4,530	Sanchez Energy Corp., 6.125%, 1/15/23	3,420,150
730	Ultra Petroleum Corp., 6.125%, 10/1/24 (a)(b)	485,450
		11,577,675
	Paper & Forest Products – 0.3%
3,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	3,187,500
	Pharmaceuticals – 0.7%
2,290	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)	2,312,900
4,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (a)(b)	4,305,000
		6,617,900
	Real Estate Investment Trust – 0.3%
3,085	Kennedy-Wilson, Inc., 5.875%, 4/1/24	3,009,418
	Retail – 1.0%
9,465	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	10,044,731
	Semiconductors & Semiconductor Equipment – 0.4%
3,745	Amkor Technology, Inc., 6.375%, 10/1/22	3,656,056
	Software – 1.9%
	First Data Corp.,
5,645	8.25%, 1/15/21 (a)(b)	5,955,475
1,834	10.625%, 6/15/21	2,033,448
9,045	12.625%, 1/15/21	10,413,056
		18,401,979
	Specialty Retail – 0.8%
3,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	2,966,250
5,500	Conn’s, Inc., 7.25%, 7/15/22	5,238,750
		8,205,000
	Telecommunications – 1.3%
7,370	Consolidated Communications, Inc., 6.50%, 10/1/22 (a)(b)	6,854,100

August 31, 2015	| Semi-Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$ 7,655	Windstream Corp., 7.50%, 4/1/23	$ 6,028,389
		12,882,489
	Transportation – 0.7%
6,837	Quality Distribution LLC, 9.875%, 11/1/18	7,100,737
	Wireless Telecommunication Services – 0.8%
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,249,725
Total Corporate Bonds & Notes (cost-$456,393,226)		397,442,673

Shares
Convertible Preferred Stock – 37.6%
	Automobiles – 1.5%
532,000	The Goldman Sachs Group, Inc., 8.00%, 12/17/15 (General Motors) (d)	15,013,572
	Banks – 4.6%
9,695	Huntington Bancshares, Inc., 8.50% (e)	12,991,300
1,064,500	JPMorgan Chase & Co., 8.00%, 9/18/15 (Bank of America) (d)	15,839,760
13,990	Wells Fargo & Co., 7.50%, Ser. L (e)	16,494,210
		45,325,270
	Diversified Financial Services – 1.5%
13,220	Bank of America Corp., 7.25%, Ser. L (e)	14,608,364
	Diversified Telecommunications Services – 1.8%
175,845	Frontier Communications Corp., 11.125%, 6/29/18	17,725,176
	Electric Utilities – 0.4%
85,390	Exelon Corp., 6.50%, 6/1/17	3,867,313
	Electronic Equipment, Instruments & Components – 1.4%
738,000	Bank of America Corp., 8.00%, 2/17/16 (Corning, Inc.) (d)	14,243,400
	Food Products – 0.6%
114,045	Tyson Foods, Inc., 4.75%, 7/15/17	5,868,756
	Health Care Providers & Services – 4.4%
204,920	Anthem, Inc., 5.25%, 5/1/18	10,010,342
240,300	JPMorgan Chase & Co., 8.00%, 5/5/16 (HCA Holding, Inc.) (d)	18,962,073
127,130	The Goldman Sachs Group, Inc., 8.00%, 3/31/16 (Laboratory Corp. of America Holdings) (d)	14,913,875
		43,886,290
	Independent Power & Renewable Electricity Producers – 1.4%
150,730	Dynegy, Inc., 5.375%, 11/1/17	14,100,792
	Internet Software & Services – 1.3%
349,200	Barclays Bank PLC, 8.00%, 10/28/15 (Twitter, Inc.) (d)	13,224,204
	Machinery – 2.0%
171,185	Stanley Black & Decker, Inc., 6.25%, 11/17/16	19,843,765
	Metals & Mining – 1.2%
46,705	Alcoa, Inc., 5.375%, 10/1/17	1,639,345
792,720	ArcelorMittal, 6.00%, 1/15/16	10,404,450
		12,043,795
	Multiline Retail – 1.5%
258,000	The Goldman Sachs Group, Inc., 8.00%, 1/14/16 (Macy’s, Inc.) (d)	14,913,948

12	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

Shares		Value
	Multi-Utilities – 1.9%
239,645	AES Trust III, 6.75%, 10/15/29	$ 12,087,095
128,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,508,525
		18,595,620
	Oil, Gas & Consumable Fuels – 2.3%
159,375	Anadarko Petroleum Corp., 7.50%, 6/7/18	7,275,469
2,660	Chesapeake Energy Corp., 5.75% (a)(b)(e)	1,172,063
14,100	Energy XXI Bermuda Ltd., 5.625% (e)	339,281
124,235	PetroQuest Energy, Inc., 6.875% (e)	2,535,164
230,425	Sanchez Energy Corp., 6.50%, 4/6/18 (e)	5,050,916
65,550	Southwestern Energy Co., 6.25%, 1/15/18	2,518,431
87,340	WPX Energy, Inc., 6.25%, 7/31/18	3,403,640
		22,294,964
	Pharmaceuticals – 1.6%
15,935	Allergan PLC, 5.50%, 3/1/18	16,343,334
	Real Estate Investment Trust – 4.5%
439,700	Alexandria Real Estate Equities, Inc., 7.00% (e)	12,132,994
798,310	FelCor Lodging Trust, Inc., 1.95%, Ser. A (e)	20,316,989
208,680	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	12,501,226
		44,951,209
	Semiconductors & Semiconductor Equipment – 1.7%
246,000	Barclays Bank PLC, 8.00%, 11/9/15 (Lam Research Corp.) (d)	16,627,140
	Technology Hardware, Storage & Peripherals – 1.8%
150,500	Bank of America Corp., 8.00%, 5/10/16 (Apple, Inc.) (d)	17,537,765
	Wireless Telecommunication Services – 0.2%
28,510	T-Mobile US, Inc., 5.50%, 12/15/17	1,967,475
Total Convertible Preferred Stock (cost-$384,657,330)		372,982,152

Principal Amount (000s)
Convertible Bonds & Notes – 18.9%
	Capital Markets – 2.6%
$13,195	BGC Partners, Inc., 4.50%, 7/15/16	14,093,909
16,490	Walter Investment Management Corp., 4.50%, 11/1/19	12,078,925
		26,172,834
	Commercial Services – 1.8%
20,305	Cenveo Corp., 7.00%, 5/15/17	17,931,853
	Diversified Consumer Services – 1.0%
13,510	Ascent Capital Group, Inc., 4.00%, 7/15/20	9,887,631
	Electrical Equipment – 0.4%
4,055	SolarCity Corp., 1.625%, 11/1/19 (a)(b)	3,527,850
	Independent Power & Renewable Electricity Producers – 0.8%
8,375	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	7,375,234
	Iron/Steel – 0.1%
1,425	AK Steel Corp., 5.00%, 11/15/19	1,215,703
	Machinery – 2.6%
	Meritor, Inc.,
12,480	4.625%, 3/1/26	12,651,600
6,975	7.875%, 3/1/26	10,806,891

August 31, 2015	| Semi-Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Machinery (continued)
$ 2,290	Navistar International Corp., 4.75%, 4/15/19	$ 1,724,656
		25,183,147
	Oil, Gas & Consumable Fuels – 2.2%
4,835	Cheniere Energy, Inc., 4.25%, 3/15/45	3,460,047
17,495	Cobalt International Energy, Inc., 2.625%, 12/1/19	12,596,400
9,295	Energy XXI Ltd., 3.00%, 12/15/18	1,254,825
16,605	Goodrich Petroleum Corp., 5.00%, 10/1/32	3,237,975
1,825	Stone Energy Corp., 1.75%, 3/1/17	1,503,344
		22,052,591
	Personal Products – 1.6%
17,590	Herbalife Ltd., 2.00%, 8/15/19	16,061,957
	Pharmaceuticals – 0.9%
9,135	IGI Laboratories, Inc., 3.75%, 12/15/19 (a)(b)	8,541,225
	Semiconductors & Semiconductor Equipment – 0.8%
13,440	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)	8,080,800
	Software – 1.0%
10,320	TeleCommunication Systems, Inc., 7.75%, 6/30/18	10,120,050
	Thrifts & Mortgage Finance – 0.7%
6,535	MGIC Investment Corp., 5.00%, 5/1/17	7,257,935
	Tobacco – 2.4%
	Vector Group Ltd., (f)
5,665	1.75%, 4/15/20	6,295,231
11,865	2.50%, 1/15/19	17,607,482
		23,902,713
Total Convertible Bonds & Notes (cost-$194,712,180)		187,311,523

Shares
Common Stock – 1.4%
	Food Products – 1.4%
301,176	Archer-Daniels-Midland Co. (cost-$16,381,771)	13,549,908

Principal Amount (000s)
Short-Term Investment – 2.0%
	Time Deposit – 2.0%
$19,760	ANZ National Bank - London, 0.03%, 9/1/15 (cost-$19,759,733)	19,759,733
Total Investments (cost-$1,071,904,240) – 100.0%		$991,045,989

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $114,753,480, representing 11.6% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

14	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

(c)	In default.

(d)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(g)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/15
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$397,442,673	$–	$397,442,673
Convertible Preferred Stock:
Automobiles	–	–	15,013,572	15,013,572
Banks	29,485,510	–	15,839,760	45,325,270
Electronic Equipment, Instruments & Components	–	–	14,243,400	14,243,400
Health Care Providers & Services	10,010,342	–	33,875,948	43,886,290
Internet Software & Services	–	–	13,224,204	13,224,204
Metals & Mining	1,639,345	10,404,450	–	12,043,795
Multiline Retail	–	–	14,913,948	14,913,948
Multi-Utilities	6,508,525	12,087,095	–	18,595,620
Oil, Gas & Consumable Fuels	9,793,900	12,501,064	–	22,294,964
Pharmaceuticals	–	16,343,334	–	16,343,334
Real Estate Investment Trust	20,316,989	24,634,220	–	44,951,209
Semiconductors & Semiconductor Equipment	–	–	16,627,140	16,627,140
Technology Hardware, Storage & Peripherals	–	–	17,537,765	17,537,765
All Other	77,981,641	–	–	77,981,641
Convertible Bonds & Notes	–	187,311,523	–	187,311,523
Common Stock	13,549,908	–	–	13,549,908
Short-Term Investment	–	19,759,733	–	19,759,733
Totals	$169,286,160	$680,484,092	$141,275,737	$991,045,989

At August 31, 2015, securities valued at $39,256,479 were transferred from Level 1 to Level 2. This transfer was the result of securities with an exchange-traded closing price at February 28, 2015, using an evaluated mean price at August 31, 2015.

August 31, 2015	| Semi-Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2015 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2015, was as follows:

	Beginning Balance 2/28/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$18,538,604	$ –	$ –	$ –	$ –
Banks	16,265,560	–	–	–	–
Electronic Equipment, Instruments & Components	18,073,620	–	–	–	–
Energy Equipment & Services	17,643,294	–	(19,489,102)†	–	–
Food Products	15,175,740	–	(16,381,771)†	–	–
Health Care Equipment & Supplies	19,120,261	–	(18,680,530)	–	913,286
Health Care Providers & Services	20,297,075	34,697,388	(21,035,429)	–	2,992,332
Internet Software & Services	16,482,240	–	–	–	–
Multiline Retail	16,338,624	–	–	–	–
Oil, Gas & Consumable Fuels	14,301,428	–	(14,612,820)	–	(3,577,006)
Pharmaceuticals	16,504,768	–	(19,741,621)	–	3,039,542
Semiconductors & Semiconductor Equipment	34,291,700	–	(12,277,079)	–	(4,910,503)
Technology Hardware, Storage & Peripherals	21,315,600	19,068,350	(20,597,732)	–	3,862,567
Totals	$244,348,514	$53,765,738	$(142,816,084)	$ –	$2,320,218

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 8/31/15
Investments in Securities – Assets (continued)
Convertible Preferred Stock:
Automobiles	$(3,525,032)	$ –	$ –	$15,013,572
Banks	(425,800)	–	–	15,839,760
Electronic Equipment, Instruments & Components	(3,830,220)	–	–	14,243,400
Energy Equipment & Services	1,845,808	–	–	–
Food Products	1,206,031	–	–	–
Health Care Equipment & Supplies	(1,353,017)	–	–	–
Health Care Providers & Services	(3,075,418)	–	–	33,875,948
Internet Software & Services	(3,258,036)	–	–	13,224,204
Multiline Retail	(1,424,676)	–	–	14,913,948
Oil, Gas & Consumable Fuels	3,888,398	–	–	–
Pharmaceuticals	197,311	–	–	–
Semiconductors & Semiconductor Equipment	(476,978)	–	–	16,627,140
Technology Hardware, Storage & Peripherals	(6,111,020)	–	–	17,537,765
Totals	$(16,342,649)	$ –	$ –	$141,275,737
†	Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2015:

	Ending Balance at 8/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$141,275,737	Third-Party Pricing Vendor	Single Broker Quote	$14.88 – $117.312

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2015, was $(17,290,550). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary :

REIT	-	Estate Investment Trust

16	Semi-Annual Report	| August 31, 2015 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 40.3%
	Advertising – 0.4%
$4,350	Affinion Group, Inc., 7.875%, 12/15/18	$3,025,969
	Aerospace & Defense – 1.7%
5,465	Erickson, Inc., 8.25%, 5/1/20	3,917,722
5,490	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	4,982,175
4,120	TransDigm, Inc., 6.50%, 5/15/25 (a)(b)	4,068,500
		12,968,397
	Air Freight & Logistics – 1.0%
	XPO Logistics, Inc., (a)(b)
2,170	6.50%, 6/15/22	2,142,875
5,230	7.875%, 9/1/19	5,563,413
		7,706,288
	Auto Components – 0.5%
3,970	Goodyear Tire & Rubber Co., 8.25%, 8/15/20	4,153,612
	Auto Manufacturers – 0.8%
5,590	Chrysler Group LLC, 8.25%, 6/15/21	6,010,368
	Chemicals – 0.6%
5,500	Chemours Co., 6.625%, 5/15/23 (a)(b)	4,798,750
	Commercial Services – 2.2%
8,535	Cenveo Corp., 11.50%, 5/15/17	8,054,906
4,295	DynCorp International, Inc., 10.375%, 7/1/17	3,156,825
5,925	Monitronics International, Inc., 9.125%, 4/1/20	5,569,500
		16,781,231
	Construction Materials – 0.8%
5,690	US Concrete, Inc., 8.50%, 12/1/18	5,974,500
	Consumer Finance – 0.9%
2,605	Navient Corp., 8.45%, 6/15/18	2,780,837
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,348,125
		7,128,962
	Distribution/Wholesale – 1.0%
6,430	HD Supply, Inc., 11.00%, 4/15/20	7,185,525
	Diversified Consumer Services – 0.7%
5,270	Cambium Learning Group, Inc., 9.75%, 2/15/17	5,322,700
	Diversified Financial Services – 1.5%
	Community Choice Financial, Inc.,
7,465	10.75%, 5/1/19	2,762,050
5,370	12.75%, 5/1/20 (a)(b)	1,852,650
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,000	7.875%, 10/1/20	1,897,500
4,250	9.625%, 5/1/19	4,446,563
		10,958,763
	Electrical Components & Equipment – 1.2%
10,275	WireCo WorldGroup, Inc., 9.50%, 5/15/17	8,785,125
	Electronic Equipment, Instruments & Components – 0.7%
5,815	Kemet Corp., 10.50%, 5/1/18	5,524,250

August 31, 2015	| Semi-Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Food & Staples Retailing – 0.7%
$ 5,000	US Foods, Inc., 8.50%, 6/30/19	$ 5,225,000
	Health Care Providers & Services – 1.8%
6,045	Kindred Healthcare, Inc., 8.75%, 1/15/23 (a)(b)	6,793,069
	Tenet Healthcare Corp.,
2,750	5.00%, 3/1/19	2,755,472
3,470	8.125%, 4/1/22	3,851,700
		13,400,241
	Healthcare-Products – 1.0%
6,785	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	7,175,138
	Hotels, Restaurants & Leisure – 1.0%
6,395	MGM Resorts International, 11.375%, 3/1/18	7,530,112
	Household Durables – 1.0%
	Beazer Homes USA, Inc.,
2,245	7.25%, 2/1/23	2,160,812
3,920	9.125%, 5/15/19	4,018,000
1,390	Jarden Corp., 7.50%, 5/1/17	1,501,200
		7,680,012
	Household Products/Wares – 0.8%
5,725	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	6,025,563
	Independent Power & Renewable Electricity Producers – 0.3%
2,340	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)	2,234,700
	Internet – 0.4%
6,462	Affinion Investments LLC, 13.50%, 8/15/18	2,972,382
	Internet Software & Services – 1.1%
	EarthLink, Inc.,
2,200	7.375%, 6/1/20	2,310,000
5,652	8.875%, 5/15/19	5,892,210
		8,202,210
	Iron/Steel – 0.5%
5,600	AK Steel Corp., 8.375%, 4/1/22	3,556,000
	Lodging – 0.4%
9,455	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18 (c)	2,978,325
	Machinery – 1.2%
4,225	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	4,013,750
5,495	Navistar International Corp., 8.25%, 11/1/21	4,821,862
		8,835,612
	Media – 2.8%
3,250	CCO Holdings LLC / CCO Holdings Capital Corp., 7.00%, 1/15/19	3,359,687
6,645	McClatchy Co., 9.00%, 12/15/22	6,038,644
6,280	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.75%, 4/1/21	6,939,400
2,850	Mood Media Corp., 9.25%, 10/15/20 (a)(b)	2,180,250
3,589	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)	2,225,180
		20,743,161
	Metals & Mining – 1.8%
5,050	ArcelorMittal, 10.60%, 6/1/19	5,902,187
2,820	HudBay Minerals, Inc., 9.50%, 10/1/20	2,572,407

18	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Metals & Mining (continued)
	Thompson Creek Metals Co., Inc.,
$ 6,145	7.375%, 6/1/18	$ 3,717,725
2,170	12.50%, 5/1/19	1,331,187
		13,523,506
	Miscellaneous Manufacturing – 0.6%
5,650	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	4,724,813
	Oil & Gas – 1.5%
	BreitBurn Energy Partners LP / BreitBurn Finance Corp.,
3,870	7.875%, 4/15/22	1,722,150
2,820	8.625%, 10/15/20	1,526,551
865	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	821,750
7,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	2,065,000
4,306	United Refining Co., 10.50%, 2/28/18	4,499,770
1,000	Vanguard Natural Resources LLC / VNR Finance Corp., 7.875%, 4/1/20	705,000
		11,340,221
	Oil, Gas & Consumable Fuels – 1.3%
2,160	Arch Coal, Inc., 9.875%, 6/15/19	302,400
4,550	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	4,429,425
4,305	Linn Energy LLC / Linn Energy Finance Corp., 6.50%, 5/15/19	1,808,100
3,470	Sanchez Energy Corp., 6.125%, 1/15/23	2,619,850
560	Ultra Petroleum Corp., 6.125%, 10/1/24 (a)(b)	372,400
		9,532,175
	Paper & Forest Products – 0.3%
2,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	2,125,000
	Pharmaceuticals – 0.7%
1,755	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)	1,772,550
3,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (a)(b)	3,228,750
		5,001,300
	Real Estate Investment Trust – 0.3%
2,345	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,287,548
	Retail – 0.8%
5,785	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	6,139,331
	Semiconductors & Semiconductor Equipment – 0.4%
2,875	Amkor Technology, Inc., 6.375%, 10/1/22	2,806,719
	Software – 1.9%
	First Data Corp.,
4,355	8.25%, 1/15/21 (a)(b)	4,594,525
1,465	10.625%, 6/15/21	1,624,319
6,955	12.625%, 1/15/21	8,006,943
		14,225,787
	Specialty Retail – 0.9%
4,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	3,813,750
3,500	Conn’s, Inc., 7.25%, 7/15/22	3,333,750
		7,147,500
	Telecommunications – 1.3%
5,630	Consolidated Communications, Inc., 6.50%, 10/1/22 (a)(b)	5,235,900
5,845	Windstream Corp., 7.50%, 4/1/23	4,602,996
		9,838,896

August 31, 2015	| Semi-Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Transportation – 0.7%
$ 5,044	Quality Distribution LLC, 9.875%, 11/1/18	$ 5,238,572
	Wireless Telecommunication Services – 0.8%
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	6,349,025
Total Corporate Bonds & Notes (cost-$348,696,409)		303,163,289

Shares
Convertible Preferred Stock – 37.3%
	Automobiles – 1.5%
402,000	The Goldman Sachs Group, Inc., 8.00%, 12/17/15 (General Motors) (d)	11,344,842
	Banks – 4.5%
7,455	Huntington Bancshares, Inc., 8.50% (e)	9,989,700
805,310	JPMorgan Chase & Co., 8.00%, 9/18/15 (Bank of America) (d)	11,983,013
9,900	Wells Fargo & Co., 7.50%, Ser. L (e)	11,672,100
		33,644,813
	Diversified Financial Services – 1.5%
10,100	Bank of America Corp., 7.25%, Ser. L (e)	11,160,702
	Diversified Telecommunication Services – 1.8%
132,535	Frontier Communications Corp., 11.125%, 6/29/18	13,359,528
	Electric Utilities – 0.8%
134,610	Exelon Corp., 6.50%, 6/1/17	6,096,487
	Electronic Equipment, Instruments & Components – 1.4%
557,000	Bank of America Corp., 8.00%, 2/17/16 (Corning, Inc.) (d)	10,750,100
	Food Products – 0.6%
85,955	Tyson Foods, Inc., 4.75%, 7/15/17	4,423,244
	Health Care Providers & Services – 4.4%
154,515	Anthem, Inc., 5.25%, 5/1/18	7,548,058
181,300	JPMorgan Chase & Co., 8.00%, 5/5/16 (HCA Holding, Inc.) (d)	14,306,383
95,960	The Goldman Sachs Group, Inc., 8.00%, 3/31/16 (Laboratory Corp. of America Holdings) (d)	11,257,259
		33,111,700
	Independent Power & Renewable Electricity Producers – 1.4%
113,265	Dynegy, Inc., 5.375%, 11/1/17	10,595,941
	Internet Software & Services – 1.3%
264,285	Barclays Bank PLC, 8.00%, 10/28/15 (Twitter, Inc.) (d)	10,008,473
	Machinery – 2.0%
128,815	Stanley Black & Decker, Inc., 6.25%, 11/17/16	14,932,235
	Metals & Mining – 1.2%
35,295	Alcoa, Inc., 5.375%, 10/1/17	1,238,854
604,670	ArcelorMittal, 6.00%, 1/15/16	7,936,294
		9,175,148
	Multiline Retail – 1.5%
195,000	The Goldman Sachs Group, Inc., 8.00%, 1/14/16 (Macy’s, Inc.) (d)	11,272,170
	Multi-Utilities – 1.3%
186,560	AES Trust III, 6.75%, 10/15/29	9,409,620
	Oil, Gas & Consumable Fuels – 2.2%
120,125	Anadarko Petroleum Corp., 7.50%, 6/7/18	5,483,706

20	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

Shares		Value
	Oil, Gas & Consumable Fuels (continued)
2,010	Chesapeake Energy Corp., 5.75% (a)(b)(e)	$ 885,656
10,900	Energy XXI Bermuda Ltd., 5.625% (e)	262,281
94,905	PetroQuest Energy, Inc., 6.875% (e)	1,936,651
173,845	Sanchez Energy Corp., 6.50%, 4/6/18 (e)	3,810,683
49,470	Southwestern Energy Co., 6.25%, 1/15/18	1,900,637
65,820	WPX Energy, Inc., 6.25%, 7/31/18	2,565,005
		16,844,619
	Pharmaceuticals – 1.6%
12,015	Allergan PLC, 5.50%, 3/1/18	12,322,885
	Real Estate Investment Trust – 4.6%
335,200	Alexandria Real Estate Equities, Inc., 7.00%, (e)	9,249,442
610,095	FelCor Lodging Trust, Inc., 1.95%, Ser. A (e)	15,526,917
159,235	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	9,539,164
		34,315,523
	Semiconductors & Semiconductor Equipment – 1.7%
186,000	Barclays Bank PLC, 8.00%, 11/9/15 (Lam Research Corp.) (d)	12,571,740
	Technology Hardware, Storage & Peripherals – 1.8%
113,500	Bank of America Corp., 8.00%, 5/10/16 (Apple, Inc.) (d)	13,226,155
	Wireless Telecommunication Services – 0.2%
21,490	T-Mobile US, Inc., 5.50%, 12/15/17	1,483,025
Total Convertible Preferred Stock (cost-$286,980,259)		280,048,950

Principal Amount (000s)
Convertible Bonds & Notes – 18.9%
	Capital Markets – 2.7%
$10,075	BGC Partners, Inc., 4.50%, 7/15/16	10,761,359
12,440	Walter Investment Management Corp., 4.50%, 11/1/19	9,112,300
		19,873,659
	Commercial Services – 1.8%
15,600	Cenveo Corp., 7.00%, 5/15/17	13,776,750
	Diversified Consumer Services – 1.0%
10,220	Ascent Capital Group, Inc., 4.00%, 7/15/20	7,479,763
	Electrical Equipment – 0.4%
3,045	SolarCity Corp., 1.625%, 11/1/19 (a)(b)	2,649,150
	Independent Power & Renewable Electricity Producers – 0.7%
6,260	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	5,512,713
	Iron/Steel – 0.1%
1,075	AK Steel Corp., 5.00%, 11/15/19	917,109
	Machinery – 2.6%
	Meritor, Inc.,
9,545	4.625%, 3/1/26	9,676,244
5,255	7.875%, 3/1/26	8,141,965
1,710	Navistar International Corp., 4.75%, 4/15/19	1,287,844
		19,106,053
	Oil, Gas & Consumable Fuels – 2.2%
3,650	Cheniere Energy, Inc., 4.25%, 3/15/45	2,612,031

August 31, 2015	| Semi-Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels (continued)
$ 13,200	Cobalt International Energy, Inc., 2.625%, 12/1/19	$ 9,504,000
7,015	Energy XXI Ltd., 3.00%, 12/15/18	947,025
12,550	Goodrich Petroleum Corp., 5.00%, 10/1/32	2,447,250
1,380	Stone Energy Corp., 1.75%, 3/1/17	1,136,775
		16,647,081
	Personal Products – 1.6%
13,335	Herbalife Ltd., 2.00%, 8/15/19	12,176,589
	Pharmaceuticals – 0.9%
6,890	IGI Laboratories, Inc., 3.75%, 12/15/19 (a)(b)	6,442,150
	Semiconductors & Semiconductor Equipment – 0.8%
10,060	SunEdison, Inc., 3.375%, 6/1/25 (a)(b)	6,048,575
	Software – 1.0%
7,890	TeleCommunication Systems, Inc., 7.75%, 6/30/18	7,737,131
	Thrifts & Mortgage Finance – 0.7%
4,965	MGIC Investment Corp., 5.00%, 5/1/17	5,514,253
	Tobacco – 2.4%
	Vector Group Ltd., (f)
4,335	1.75%, 4/15/20	4,817,269
9,035	2.50%, 1/15/19	13,407,804
		18,225,073
Total Convertible Bonds & Notes (cost-$147,560,096)		142,106,049

Shares
Common Stock – 1.4%
	Food Products – 1.4%
227,847	Archer-Daniels-Midland Co. (cost-$12,393,244)	10,250,837

Principal Amount (000s)
Short-Term Investment – 2.1%
	Time Deposit – 2.1%
$15,601	ANZ National Bank - London, 0.03%, 9/1/15 (cost-$15,601,416)	15,601,416
Total Investments (cost-$811,231,424) – 100.0%		$751,170,541

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $87,293,400, representing 11.6% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.

(d)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

22	Semi-Annual Report	| August 31, 2015

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(g)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/15
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$303,163,289	$–	$303,163,289
Convertible Preferred Stock:
Automobiles	–	–	11,344,842	11,344,842
Banks	21,661,800	–	11,983,013	33,644,813
Electronic Equipment, Instruments & Components	–	–	10,750,100	10,750,100
Health Care Providers & Services	7,548,058	–	25,563,642	33,111,700
Internet Software & Services	–	–	10,008,473	10,008,473
Metals & Mining	1,238,854	7,936,294	–	9,175,148
Multiline Retail	–	–	11,272,170	11,272,170
Multi-Utilities	–	9,409,620	–	9,409,620
Oil, Gas & Consumable Fuels	7,384,343	9,460,276	–	16,844,619
Pharmaceuticals	–	12,322,885	–	12,322,885
Real Estate Investment Trust	15,526,917	18,788,606	–	34,315,523
Semiconductors & Semiconductor Equipment	–	–	12,571,740	12,571,740
Technology Hardware, Storage & Peripherals	–	–	13,226,155	13,226,155
All Other	62,051,162	–	–	62,051,162
Convertible Bonds & Notes	–	142,106,049	–	142,106,049
Common Stock	10,250,837	–	–	10,250,837
Short-Term Investment	–	15,601,416	–	15,601,416
Totals	$125,661,971	$518,788,435	$106,720,135	$751,170,541

At August 31, 2015, securities valued at $30,134,877 were transferred from Level 1 to Level 2. This transfer was the result of securities with an exchange-traded closing price at February 28, 2015, using an evaluated mean price at August 31, 2015.

August 31, 2015	| Semi-Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2015 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2015, was as follows:

	Beginning Balance 2/28/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$14,008,494	$ –	$ –	$ –	$ –
Banks	12,305,137	–	–	–	–
Electronic Equipment, Instruments & Components	13,640,930	–	–	–	–
Energy Equipment & Services	13,545,217	–	(14,962,292)†	–	–
Food Products	11,480,850	–	(12,393,244)†	–	–
Health Care Equipment & Supplies	14,660,100	–	(14,322,945)	–	700,245
Health Care Providers & Services	15,403,550	26,183,923	(15,964,680)	–	2,271,685
Internet Software & Services	12,474,252	–	–	–	–
Multiline Retail	12,348,960	–	–	–	–
Oil, Gas & Consumable Fuels	10,979,490	–	(11,218,552)	–	(2,746,138)
Pharmaceuticals	12,529,303	–	(14,986,503)	–	2,307,415
Semiconductors & Semiconductor Equipment	26,480,100	–	(9,729,006)	–	(3,891,342)
Technology Hardware, Storage & Peripherals	16,147,140	14,380,450	(15,603,336)	–	2,925,999
Totals	$186,003,523	$40,564,373	$(109,180,558)	$ –	$1,567,864

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 8/31/15
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$(2,663,652)	$ –	$ –	$11,344,842
Banks	(322,124)	–	–	11,983,013
Electronic Equipment, Instruments & Components	(2,890,830)	–	–	10,750,100
Energy Equipment & Services	1,417,075	–	–	–
Food Products	912,394	–	–	–
Health Care Equipment & Supplies	(1,037,400)	–	–	–
Health Care Providers & Services	(2,330,836)	–	–	25,563,642
Internet Software & Services	(2,465,779)	–	–	10,008,473
Multiline Retail	(1,076,790)	–	–	11,272,170
Oil, Gas & Consumable Fuels	2,985,200	–	–	–
Pharmaceuticals	149,785	–	–	–
Semiconductors & Semiconductor Equipment	(288,012)	–	–	12,571,740
Technology Hardware, Storage & Peripherals	(4,624,098)	–	–	13,226,155
Totals	$(12,235,067)	$ –	$ –	$106,720,135
†	Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2015:

	Ending Balance at 8/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$106,720,135	Third-Party Pricing Vendor	Single Broker Quote	$14.88 –$117.312

The net change in unrealized appreciation/(depreciation) of Level 3 investments held at August 31, 2015, was $(13,064,911). Net realized gain (loss) and net change in unrealized appreciation/(depreciation) are reflected on the Statement of Operations.

Glossary :

REIT	-	Real Estate Investment Trust

24	Semi-Annual Report	| August 31, 2015 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$1,071,904,240 and $811,231,424, respectively)	$991,045,989	$751,170,541
Interest and dividends receivable	14,689,235	11,283,858
Prepaid expenses	83,752	56,557
Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 3)	7,266	5,503
Total Assets	1,005,826,242	762,516,459

Liabilities:
Dividends payable to common and preferred shareholders	7,926,152	6,325,090
Investment management fees payable	601,589	455,950
Accrued expenses	187,770	120,636
Trustees Deferred Compensation Plan payable (see Note 3)	7,266	5,503
Total Liabilities	8,722,777	6,907,179
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$640,103,465	$481,609,280

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$880	$743
Paid-in-capital in excess of par	1,174,835,179	969,740,142
Dividends in excess of net investment income	(7,621,229)	(14,731,637)
Accumulated net realized loss	(446,253,114)	(413,339,085)
Net unrealized depreciation	(80,858,251)	(60,060,883)
Net Assets Applicable to Common Shareholders	$640,103,465	$481,609,280
Common Shares Issued and Outstanding	87,956,663	74,330,417
Net Asset Value Per Common Share	$7.28	$6.48

See accompanying Notes to Financial Statements	| August 31, 2015 |	Semi-Annual Report	25

Statements of Operations

AllianzGI Convertible & Income Funds

Six Months ended August 31, 2015 (unaudited)

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$26,143,618	$19,910,835
Dividends	15,407,064	11,618,221
Total Investment Income	41,550,682	31,529,056

Expenses:
Investment management	3,747,962	2,843,486
Auction agent	205,494	170,132
Custodian and accounting agent	81,140	69,703
Shareholder communications	61,440	49,709
Audit and tax services	52,330	55,598
Legal	41,423	34,940
New York Stock Exchange listing	34,808	15,557
Trustees	27,472	21,770
Transfer agent	12,967	13,067
Insurance	12,141	9,747
Miscellaneous	4,755	20,509
Total expenses	4,281,932	3,304,218

Net Investment Income	37,268,750	28,224,838

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	564,524	188,212
Net change in unrealized appreciation/depreciation of investments	(92,182,410)	(70,380,705)
Net realized and change in unrealized loss	(91,617,886)	(70,192,493)
Net Decrease in Net Assets Resulting from Investment Operations	(54,349,136)	(41,967,655)
Dividends on Preferred Shares from Net Investment Income	(236,015)	(181,141)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investments Operations	$(54,585,151)	$(42,148,796)

26	Semi-Annual Report	| August 31, 2015 |	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Six Months ended August 31, 2015 (unaudited)	Year ended February 28, 2015
Investments Operations:
Net investment income	$37,268,750	$76,214,860
Net realized gain	564,524	698,971
Net change in unrealized appreciation/depreciation	(92,182,410)	(75,180,856)
Net increase (decrease) in net assets resulting from investment operations	(54,349,136)	1,732,975

Dividends on Preferred Shares from Net Investment Income	(236,015)	(421,660)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(54,585,151)	1,311,315

Dividends to Common Shareholders from Net Investment Income	(47,449,774)	(94,257,466)

Common Share Transactions:
Net proceeds from shares sold	–	16,959,259
Offering costs on sale of shares (See Note 7)	–	(16,983)
Reinvestment of dividends	2,155,112	4,590,091
Net increase in net assets from common share transactions	2,155,112	21,532,367
Total decrease in net assets applicable to common shareholders	(99,879,813)	(71,413,784)

Net Assets Applicable to Common Shareholders:
Beginning of period	739,983,278	811,397,062
End of period*	$640,103,465	$739,983,278
*Including undistributed (dividends in excess of) net investment income of:	$(7,621,229)	$2,795,810

Common Shares Issued:
Shares sold	–	1,678,728
Reinvestment of dividends	254,004	490,671
Total increase in shares outstanding	254,004	2,169,399

See accompanying Notes to Financial Statements	| August 31, 2015 |	Semi-Annual Report	27

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Six Months ended August 31, 2015 (unaudited)	Year ended February 28, 2015
Investments Operations:
Net investment income	$28,224,838	$58,690,752
Net realized gain (loss)	188,212	(374,783)
Net change in unrealized appreciation/depreciation	(70,380,705)	(55,112,120)
Net increase (decrease) in net assets resulting from investment operations	(41,967,655)	3,203,849

Dividends on Preferred Shares from Net Investment Income	(181,141)	(323,627)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(42,148,796)	2,880,222

Dividends to Common Shareholders from Net Investment Income	(37,843,136)	(75,259,709)

Common Share Transactions:
Reinvestment of dividends	2,259,365	4,609,781
Total decrease in net assets applicable to common shareholders	(77,732,567)	(67,769,706)

Net Assets Applicable to Common Shareholders:
Beginning of period	559,341,847	627,111,553
End of period*	$481,609,280	$559,341,847
*Including dividends in excess of net investment income of:	$(14,731,637)	$(4,932,198)

Common Shares Issued:
Shares sold	–	–
Reinvestment of dividends	297,847	520,118
Total increase in shares outstanding	297,847	520,118

28	Semi-Annual Report	| August 31, 2015 |	See accompanying Notes to Financial Statements

Statements of Cash Flows

AllianzGI Convertible & Income Funds

Six Months ended August 31, 2015 (unaudited)

	Convertible & Income	Convertible & Income II
Increase in Cash from:

Cash Flows used for Operating Activities:
Net decrease in net assets resulting from investment operations	$(54,349,136)	$(41,967,655)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(278,137,695)	(209,189,910)
Proceeds from sales of long-term investments	293,861,278	224,778,965
Proceeds from security litigation	19,448	19,448
Purchases of short-term investments, net	(7,160,651)	(8,355,695)
Net change in unrealized appreciation/depreciation	92,182,410	70,380,705
Net amortization/accretion on investments	(2,021,316)	(1,443,641)
Net realized gain	(564,524)	(188,212)
Decrease in payable for investments purchased	(8,072,027)	(5,972,337)
Increase in investments in Affiliated Funds – Trustees Deferred Compensation Plan	(7,266)	(5,503)
Increase in Trustees Deferred Compensation Plan payable	7,266	5,503
Decrease in receivable for investments sold	8,647,572	6,530,412
Decrease in interest and dividends receivable	1,545,816	1,176,680
Increase in prepaid expenses	(62,051)	(7,681)
Decrease in accrued expenses	(402,586)	(36,603)
Increase in investment management fees payable	16,800	11,684
Net cash provided by operating activities	$45,503,338	$35,736,160

Cash Flows used for Financing Activities:
Cash dividends paid (excluding reinvestment of dividends of $2,155,112 and $2,259,365, respectively)	(45,503,338)	(35,736,160)
Net increase in cash	–	–

Cash
Beginning of period	–	–
End of period	$–	$–

Noncash Investing and Financing Activities:
Noncash investment transactions – Conversions of convertible preferred stock	$145,737,827	$109,883,441

See accompanying Notes to Financial Statements	| August 31, 2015 |	Semi-Annual Report	29

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively, and accordingly, follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

30	Semi-Annual Report	| August 31, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

August 31, 2015	| Semi-Annual Report	31

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Funds to measure fair value during the six months ended August 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that

32	Semi-Annual Report	| August 31, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received on synthetic convertible securities are generally included in dividends. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of August 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or

August 31, 2015	| Semi-Annual Report	33

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

1. Organization and Significant Accounting Policies (continued)

distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Each Fund’s Level 3 investments have been determined to be at a level requiring a statement of cash flows. The Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

34	Semi-Annual Report	| August 31, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

2. Principal Risks (continued)

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6, each Fund has auction-rate preferred shares outstanding.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur

August 31, 2015	| Semi-Annual Report	35

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

2. Principal Risks (continued)

additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Investment Manager/Sub-Adviser & Deferred Compensation

Investment Manager/Sub-Adviser. Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan for the Trustees that went into place at the beginning of this calendar year and permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Investment in Securities

For the six months ended August 31, 2015, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$278,137,695	$293,861,278
Convertible & Income II	209,189,910	224,753,907

36	Semi-Annual Report	| August 31, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

5. Income Tax Information

At August 31, 2015, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Convertible & Income	$1,079,751,772	$51,036,203	$139,741,986	$(88,705,783)
Convertible & Income II	817,298,844	40,771,516	106,899,819	(66,128,303)

Differences between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of

Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended August 31, 2015, the annualized dividend rates for the Funds ranged from:

	High	Low	At August 31, 2015
Series A	0.21%	0.105%	0.21%

Series B	0.21%	0.105%	0.21%

Series C	0.225%	0.075%	0.225%

Series D	0.225%	0.105%	0.165%

Series E	0.21%	0.09%	0.135%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS

August 31, 2015	| Semi-Annual Report	37

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

6. Auction-Rate Preferred Shares (continued)

holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s ARPS ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Common Shares Offering

On December 4, 2012, the Securities and Exchange Commission declared effective a registration statement filed using the “shelf” registration process for each Fund. Pursuant to their shelf registrations, Convertible & Income and Convertible & Income II offered, from time to time, in one or more offerings, up to 10,700,000 and 9,600,000 common shares, respectively. The aggregate sale proceeds for the sales of Convertible & Income’s and Convertible & Income II’s common shares were subject to aggregate caps of $135,000,000 and $100,000,000, respectively. The Funds could not sell any of their common shares at a price below the net asset values of such common shares at the time of each sale, exclusive of any distribution commission or discount. However, each Fund was able to instruct its sales agent not to sell its common shares if the sales could not be effected at or above a price designated by the Fund, which could be inclusive of any distribution commission or discount. Any proceeds from the Funds’ offerings of their common shares were invested in accordance with the Funds’ investment objectives and policies as set forth in their effective registration statements. The Funds are no longer offering shares under their “shelf” registrations.

During the year ended February 28, 2015, Convertible & Income sold 1,678,728 common shares. Proceeds from the offerings by Convertible & Income during the year ended February 28, 2015, (net of commissions and fees) totaled $16,959,259 and offering costs in connection with the sales of shares were $16,983. Convertible & Income II did not sell any common share during the year ended February 28, 2015.

8. Payment from Affiliates

During the year ended February 28, 2015, the Sub-Adviser reimbursed AllianzGI Convertible & Income and AllianzGI Convertible & Income II $166,674 and $120,146, respectively, for realized losses resulting from trading errors.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

38	Semi-Annual Report	| August 31, 2015

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2015 (unaudited)

9. Subsequent Events (continued)

On September 1, 2015 the following monthly dividends were declared to common shareholders, payable October 1, 2015 to shareholders of record on September 11, 2015 (which reflected a decrease from the prior monthly dividend rates):

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

On October 1, 2015 the following monthly dividends were declared to common shareholders, payable November 2, 2015 to shareholders of record on October 13, 2015:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

There were no other subsequent events identified that require recognition or disclosure.

August 31, 2015	| Semi-Annual Report	39

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period:

	Six Months ended August 31, 2015 (unaudited)		Year ended
			February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012	February 28, 2011
Net asset value, beginning of period	$8.44		$9.49		$8.78		$8.65		$9.76	$8.80
Investment Operations:
Net investment income	0.42		0.87		1.02	(1)	1.02		1.07	1.20
Net realized and change in unrealized gain (loss)	(1.04)		(0.85)		0.75		0.20		(1.04)	1.02
Total from investment operations	(0.62)		0.02		1.77		1.22		0.03	2.22
Dividends on Preferred Shares from Net Investment Income	(0.00	)(1)(2)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.01)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.62)		0.02		1.76		1.21		0.02	2.21
Dividends to Common Shareholders from Net Investment Income	(0.54)		(1.08)		(1.08)		(1.08)		(1.13)	(1.25)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		0.01		0.03		0.00	(3)	–	–
Capital charge resulting from issuance of common shares and related offering costs	–		(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	–	–
Total common share transactions	–		0.01		0.03		0.00	(3)	–	–
Net asset value, end of period	$7.28		$8.44	(4)	$9.49		$8.78		$8.65	$9.76
Market price, end of period	$7.22		$9.12		$10.20		$9.18		$9.70	$11.00
Total Investment Return (5)	(15.38)%		0.37%		24.87%		7.02%		(0.15)%	33.53%

40	Semi-Annual Report	| August 31, 2015 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period: (continued)

	Six Months ended August 31, 2015 (unaudited)		Year ended
			February 28, 2015		February 28, 2014		February 28, 2013	February 29, 2012	February 28, 2011
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$640,103		$739,983		$811,397		$680,022	$653,381	$727,229
Ratio of expenses to average net assets (6)	1.20	%(9)	1.23	%(8)	1.21	%(7)(8)	1.28%	1.28%	1.27%
Ratio of net investment income to average net assets (6)	10.47	%(9)	9.73	%(8)	11.13	%(7)(8)	12.12%	12.32%	13.25%
Preferred shares asset coverage per share	$69,824		$76,819		$81,820		$72,619	$70,755	$75,925
Portfolio turnover rate	27%		56%		79%		39%	33%	52%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Less than $0.005 per common share.
(4)	Payment from affiliate increased the net asset value by less than $0.01.
(5)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(7)	Inclusive of reimbursement from Investment Manager of 0.01%.
(8)	Inclusive of excise tax expense of 0.05% and 0.04% for the years ended February 28, 2015 and February 28, 2014, respectively.
(9)	Annualized.

See accompanying Notes to Financial Statements	| August 31, 2015 |	Semi-Annual Report	41

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period:

	Six Months ended August 31, 2015 (unaudited)		Year ended
			February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012		February 28, 2011
Net asset value, beginning of period	$7.56		$8.53		$7.97		$7.86		$8.89		$8.02
Investment Operations:
Net investment income	0.38		0.80		0.95	(1)	0.93		0.97		1.09
Net realized and change in unrealized gain (loss)	(0.95)		(0.75)		0.62		0.20		(0.98)		0.95
Total from investment operations	(0.57)		0.05		1.57		1.13		(0.01)		2.04
Dividends on Preferred Shares from Net Investment Income	(0.00	)(1)(2)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.00	)(2)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.57)		0.05		1.56		1.12		(0.01)		2.03
Dividends to Common Shareholders from Net Investment Income	(0.51)		(1.02)		(1.02)		(1.02)		(1.02)		(1.16)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		–		0.02		0.01		–		–
Capital charge resulting from issuance of common shares and related offering costs	–		–		(0.00	)(2)	(0.00	)(2)	–		–
Total common share transactions	–		–		0.02		0.01		–		–
Net asset value, end of period	$6.48		$7.56	(3)	$8.53		$7.97		$7.86		$8.89
Market price, end of period	$6.59		$8.58		$9.71		$8.52		$8.84		$10.21
Total Investment Return (4)	(17.65)%		(0.81)%		28.50%		9.35%		(2.27)%		32.85%

42	Semi-Annual Report	| August 31, 2015 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period: (continued)

	Six Months ended August 31, 2015 (unaudited)		Year ended
			February 28, 2015	February 28, 2014		February 28, 2013	February 29, 2012	February 28, 2011
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$481,609		$559,342	$627,112		$518,277	$493,139	$549,130
Ratio of expenses to average net assets (5)	1.23	%(7)	1.19%	1.18	%(6)	1.31%	1.31%	1.29%
Ratio of net investment income to average net assets (5)	10.51	%(7)	9.87%	11.50	%(6)	12.20%	12.39%	13.20%
Preferred shares asset coverage per share	$68,941		$76,034	$82,218		$72,287	$69,994	$75,102
Portfolio turnover rate	27%		57%	93%		41%	32%	54%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Payment from affiliate increased the net asset value by less than $0.01.
(4)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(5)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(6)	Inclusive of reimbursement from Investment Manager of 0.02%.
(7)	Annualized.

See accompanying Notes to Financial Statements	| August 31, 2015 |	Semi-Annual Report	43

Annual Shareholders Meeting Results (unaudited)

AllianzGI Convertible & Income Funds

Annual Shareholders Meeting Results:

The Funds held their joint annual meeting of shareholders on June 2, 2015. Common/Preferred shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,281,519	2,598,613

Election of F. Ford Drummond — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,560,947	2,319,185

Election of Davey S. Scoon — Class II to serve until the annual meeting for the 2017-2018 fiscal year	69,450,634	2,429,498

Election of James S. MacLeod — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,489,752	2,390,380

Election of Julian Sluyters† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	69,539,106	2,341,026

Election of Susan M. King† — Class I to serve until the annual meeting for the 2016-2017 fiscal year	69,331,552	2,548,580

The re-election of Messrs. Alan Rappaport and James A. Jacobson had been proposed at the annual meeting of shareholders, but a quorum of Preferred shareholders was not present, and the meeting did not proceed with respect to these proposed re-elections. However, Messrs. Rappaport and Jacobson continued to serve as Trustees pursuant to the terms of the Fund’s Agreement and Declaration of Trust. The other members of the Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess, William B. Ogden, IV and Bradford K. Gallagher continued to serve as Trustees.

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,354,741	2,567,242

Election of F. Ford Drummond — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,424,395	2,497,588

Election of Davey S. Scoon — Class II to serve until the annual meeting for the 2017-2018 fiscal year	60,336,304	2,585,679

Election of James S. MacLeod — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,471,246	2,450,737

Election of Julian Sluyters† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	60,510,513	2,411,470

Election of Susan M. King† — Class I to serve until the annual meeting for the 2016-2017 fiscal year	60,343,148	2,578,835

The re-election of Messrs. Alan Rappaport and James A. Jacobson had been proposed at the annual meeting of shareholders, but a quorum of Preferred shareholders was not present, and the meeting did not proceed with respect to these proposed re-elections. However, Messrs. Rappaport and Jacobson continued to serve as Trustees pursuant to the terms of the Fund’s Agreement and Declaration of Trust. The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. William B. Ogden, IV and Bradford K. Gallagher continued to serve as Trustees.

*	Preferred Shares Trustee
†	Interested Trustee

44	Semi-Annual Report	| August 31, 2015

Changes to the Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income Funds

Changes to the Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as Trustee of each Fund.

Effective October 8, 2015, Barbara R. Claussen became a Class I Trustee of the Convertible and Income Funds. Ms. Claussen is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to her positions with the Investment Manager and its affiliates.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

August 31, 2015	| Semi-Annual Report	45

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

AllianzGI Convertible & Income Funds

The 1940 Act requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Investment Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and together with the Advisory Agreements, the “Agreements”). The Trustees met in person on June 3, 2015 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. Prior to the contract review meeting, on April 27, 2015, the Chair of the Contracts Committee of the Board of Trustees participated in a conference call with independent legal counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreements and to consider and request certain information pertaining to the Funds, including, among other information, information relating to comparative fees and expenses and Fund performance. The Independent Trustees were otherwise assisted in their evaluation of the Agreements by Independent Counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In advance of their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper, Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds identified by Lipper with investment classifications/objectives comparable to those of the Funds (the “Lipper performance universe”), (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees for other funds and accounts managed by the Investment Manager and/or the Sub-Adviser with strategies that have similarities (but none of which were substantially similar) to those of the Funds, (iv) the estimated profitability to the Investment Manager and Sub-Adviser (on a combined basis) from their relationship with the Funds for the one-year periods ended December 31, 2014 and 2013, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, including portfolio management, compliance monitoring and oversight of third-party service providers, (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds, and corporate ownership and business operations unrelated to the Funds, (vii) fact cards for each Fund including, among other information, total return investment performance based on NAV and market value, related share price premium

46	Semi-Annual Report	| August 31, 2015

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

and/or discount information, performance (based on NAV and market value) relative to each Fund’s Lipper peer group, total expense ratio (including any interest and borrowing expenses) and management fee comparisons between each Fund and its Lipper peer group and trends in profitability to the Investment Manager and Sub-Adviser (on a combined basis) from their advisory relationships with each Fund and (viii) “Focus Group Scorecards” that presented each Fund’s performance with respect to selected metrics against Lipper medians.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are in many cases the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper or the Sub-Adviser and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended March 31, 2015.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board and/or the Performance Committee of the Board).

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser, as well as the Sub-Adviser’s broker selection process and trading operations; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager and the Sub-Adviser; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager and the Sub-Adviser; the specific contractual obligations of the Investment Manager and the Sub-Adviser pursuant to the Agreements; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the

August 31, 2015	| Semi-Annual Report	47

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each of the Funds given their respective investment objectives and policies, that the Investment Manager’s capabilities were well suited to each of the Fund’s needs, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio (including any interest and borrowing expenses) as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of peer expense groups of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance and management fee and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Funds).

Convertible & Income

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the five funds in the expense group ranged from $84.7 million to $919.7 million, and that one of the funds in the group was larger in asset size than the Fund. The Trustees noted that the Fund was ranked fourth out of five funds in the expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets, third based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined and second in the expense group for actual management fees based on both common share assets and on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the expense group).

With respect to total return performance relative to its Lipper performance universe (based on NAV), the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three- and five-year periods and second quintile performance for the ten-year period, each ended March 31, 2015.

Convertible & Income II

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the five funds in the expense group ranged from $84.7 million to $919.7 million, and that two of the funds in the

48	Semi-Annual Report	| August 31, 2015

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked third out of the five funds in the expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets, second based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined and third in the expense group for actual management fees based on both common share assets and on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the expense group).

With respect to total return performance relative to its Lipper performance universe (based on NAV), the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three- and five-year periods and fourth quintile performance for the ten-year period, each ended March 31, 2015.

In addition to their review of Fund performance based on NAV, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees were advised that the Investment Manager and the Sub-Adviser do not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those of the Funds. However, the Trustees considered the management fees charged by the Investment Manager and/or the Sub-Adviser to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Sub-Adviser.

The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised that the Investment Manager and Sub-Adviser generally provide broader and more extensive services to the Funds in comparison to separate accounts and incur additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised that there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

The Trustees also took into account that the Funds have preferred shares outstanding, which increase the amount of management fees payable by those Funds under the Agreements (because each Fund’s fees are calculated based on average daily total managed assets, including assets attributable to preferred shares, borrowings and other forms of leverage outstanding). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why each Fund’s use of leverage (specifically in the form of auction rate preferred securities) continues to be appropriate and in the best interests of each Fund under current market

August 31, 2015	| Semi-Annual Report	49

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

conditions. The Trustees also considered the Sub-Adviser’s representation that it will use leverage for each Fund solely as it determines to be in the best interest of each Fund from an investment perspective and without regard to the level of compensation the Investment Manager or the Sub-Adviser receive.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager and Sub-Adviser (on a combined basis) from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Independent Trustees noted that the Funds had, in 2012 and 2013, concluded offerings of common shares through at-the-market offering programs, thereby growing their respective assets. The Independent Trustees considered that, as the assets of the Funds grow, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the

Investment Manager and the Sub-Adviser as a result of their advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager and the Sub-Adviser.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and ongoing efforts relating to the investment performance of each Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to each Fund was in the best interests of the Fund and its shareholders, and should be approved.

50	Semi-Annual Report	| August 31, 2015

Privacy Policy (unaudited)

AllianzGI Convertible & Income Funds

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request.

However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

August 31, 2015	| Semi-Annual Report	51

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income Funds

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide

Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

52	Semi-Annual Report	| August 31, 2015

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

Brown Brothers Harriman & Co

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603SA_083115

AGI-2015-08-27-13111

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	October 30, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date:	October 30, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	October 30, 2015